FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2022
Financial Instruments
FINANCIAL INSTRUMENTS

17.	FINANCIAL INSTRUMENTS

Fair values

The Company’s financial instruments include cash and cash equivalents, restricted cash, trade and other receivables, accounts payable, the credit facility, short-term loans, deferred consideration, and lease obligations. The carrying amounts of these financial instruments are a reasonable estimate of their fair values based on their current nature and current market rates for similar financial instruments. Deferred consideration is the only instrument measured at fair value through profit and loss in accordance with IFRS 9 – Financial Instruments.

The following table summarizes the carrying values and fair values of the Company’s financial instruments:

	December 31, 2022	December 31, 2021
	$	$
Assets:
Measured at amortized cost (i)	4,277	7,212
Liabilities:
Amortized cost (ii)	14,108	10,284
Fair value through P&L (iii)	—	4,602

(i)	Cash, restricted cash and trade and other receivables
(ii)	Accounts payable and accrued liabilities, current loans, and lease obligations.
(iii)	Deferred consideration (only financial instrument carried at fair value)

The Company classifies its fair value measurements in accordance with the three-level fair value hierarchy. The measurement is classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

Level 1 –      Unadjusted quoted prices in active markets for identical assets or liabilities

Level 2 –     Inputs other than quoted prices that are observable for the asset or liability either directly (i.e. as prices) or indirectly (i.e. derived from prices), and

Level 3 –      Inputs that are not based on observable market data

The carrying value amount of the Company’s financial instruments that are measured at amortized cost approximates fair value due to their short-term nature. The Company valued deferred consideration (iii) as a level 3 instrument. For the year ended December 31, 2021, the Company used a probability weighted discount model to determine the fair value of the deferred consideration. Key assumptions included a discount rate of 10% and an original expected maturity date of June 30, 2023 for the deferred consideration milestone to be met. During the year ended December 31, 2022, the Company terminated the agreement which resulted in the deferred consideration being reduced to a fair value of nil (Note 7).

Interest Rate and Credit Risk

The Company is exposed to interest rate risk on its bank loans to the extent that its credit facilities are based on Canadian and US prime rates of interest.

Financial instruments that potentially subject the Company to concentrations of credit risks consist principally of cash and cash equivalents, restricted cash, and trade and other receivables.

To minimize the credit risk related to cash and cash equivalents, the Company places these instruments with a top tier Canadian bank with an AA credit rating and their subsidiary bank in the United States.

Currency Risk

The Company is exposed to foreign currency risk because the Company’s parent and US operations incur a portion of their operating expenses in Canadian dollars. Therefore, an increase in the value of the CAD relative to the USD increases the value of expenses in USD terms incurred by the Company’s parent and US operations, which reduces operating margin and the cash flow available to fund operations. Conversely, the Company’s Canadian operation has a functional currency of Canadian dollars and incurs a portion of its operating expenses in US dollars.

At December 31, 2022, the Company had cash of $322, accounts receivable of $1,446 and accounts payable of $2,449, which were denominated in US dollars for its entity with CAD functional currency.

At December 31, 2022, the Company had cash of C$41, accounts receivable of C$ nil, short term loans of C$8,922 and accounts payable of C$150, which were denominated in Canadian dollars for its entities with USD functional currency.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s objective when managing liquidity risk is to ensure that it has sufficient liquidity available to meet its liabilities when due. The Company uses cash to settle its financial obligations as they fall due. The ability to do this relies on the Company collecting its trade receivables in a timely manner and maintaining sufficient cash on hand through credit facility financing.

As at December 31, 2022, the Company had working capital (current assets less current liabilities) of $1,573. For the year ended December 31, 2022, the Company used cash for operating activities of $9,082 and cash for investing activities of $10,698. As at December 31, 2022, the Company had $19.4 million undrawn on its C$20 million credit facility (Note 9). Subsequent to year end, the Company obtained an additional $30 million in debt financing to fund production of the Company’s VMC 1200 class 3 electric trucks.

Based on the Company’s forecasted cash flows, the current cash on hand and the headroom available under debt facilities, the Company estimates that it will have sufficient liquidity to meet its working capital requirements for at least the next twelve months.

The following are the contractual maturities of financial liabilities:

	Carrying Amount	Contractual Cash Flows	Within 1 year	1 to 2 years	2 to 3 years	3 to 6 years
	$	$	$	$	$	$
At December 31, 2022
Accounts payable	4,942	(4,942)	(4,942)	—	—	—
Current debt facilities	6,587	(8,822)	(8,822)	—	—	—
Credit facility	628	(628)	(628)
Other long-term liabilities	1,952	(2,120)	(513)	(480)	(486)	(641)

Total	14,109	(16,512)	(14,905)	(480)	(486)	(641)

Sensitivity analysis

The Company’s borrowing under the existing credit facility are at variable rates of interest and expose the Company to interest rate risk. The Company has completed a sensitivity analysis to estimate the impact on comprehensive income which a change in interest rates at and during the year ended December 31, 2022 would have had on the Company. The result of this sensitivity analysis indicates that a 0.5% increase (decrease) in the prime interest rates would not have a material impact.

The Company has completed a sensitivity analysis to estimate the impact on comprehensive earnings which a change in foreign exchange rates as at and during the year ended December 31, 2022 would have had on the Company.

The sensitivity analysis includes the assumption that changes in individual foreign exchange rates do not cause foreign exchange rates in other countries to alter.

The following tables summarizes quantitative data about our exposure to currency risk as a result of monetary assets (liabilities) in currencies different from each entity’s functional currency:

		2022
		$
Net Canadian dollar monetary asset (liability)	CAD thousands	(9,031)
Net US dollar monetary asset (liability)	USD thousands	(749)

The result of this sensitivity analysis indicates that a 10% increase (decrease) in the average value of the Canadian dollar relative to the US dollar during the period would have resulted in an increase (decrease) in net income of approximately $735.